Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert J. DelAversano, Principal Accounting Officer and Controller (Principal Accounting Officer) of OncoSec Medical Incorporated (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the period ended July 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2021	By:	/s/ Robert J. DelAversano
Robert J. DelAversano
VP, Finance Principal Accounting Officer and Controller (Interim Principal Financial Officer)